UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported):  November 29, 2012

KBW, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue New York, New York (Address of principal executive offices)		10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 887-7777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 29, 2012,  KBW, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1, announcing that its board of directors declared a one-time special cash dividend of $2.00 per share of outstanding common stock, payable on December 17, 2012, to stockholders of record as of the close of business on December 10, 2012.

The Press Release, dated November 29, 2012, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1 Press Release issued by KBW, Inc. dated November 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 29, 2012

KBW, INC.

By:	/s/ Mitchell B. Kleinman
Name: Mitchell B. Kleinman
Title: General Counsel